SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    Date of Report:  December 31, 1995

                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                           specified in charter)


                MICHIGAN             0-12216          38-1986608
        (State of Incorporation)   (Commission      (IRS Employer
                                   File Number)   Identification no.)

          ONE VANDENBERG CENTER
         GRAND RAPIDS, MICHIGAN                          49503
(Address of principal executive offices)              (Zip Code)


                      Registrant's telephone number,
                    including area code: (616) 771-5000

















ITEM 5.  OTHER EVENTS.

          Old Kent Financial Corporation acquired Guyot, Hicks, Anderson & Associates, Inc. ("GHA"), an insurance agency with headquarters in Traverse City, Michigan, in a transaction which was effective December 1, 1995. In that transaction, a wholly-owned subsidiary of Old Kent Bank (Grand Rapids, Michigan) was merged with and into GHA. GHA become a wholly-owned subsidiary of Old Kent Bank and all outstanding shares of GHA were converted into Old Kent Financial Corporation Common Stock, $1 par value, except for insignificant cash payments for fractional shares. Old Kent Financial Corporation will account for the acquisition as a pooling of interests.

          ASR 135, as interpreted by SAB 65, indicates that no affiliate of either combining company may reduce its risks relating to its common shareholder position during a period ending when financial results including at least 30 days of post-merger combined operations have been published. This Form 8-K is filed for the purpose of publishing combined operating results to satisfy this provision. The following is a combined, condensed unaudited statement of the results of operations of Old Kent Financial Corporation and its subsidiaries, including GHA, for the month ended December 31, 1995.

          Operating results for the one month period ended December 31, 1995 are not necessarily indicative of the results that may be expected for the three month period or the year ended December 31, 1995. The following statement does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, reference should be made to the consolidated financial statements and footnotes included in Old Kent Financial Corporation's annual report on Form 10-K for the year ended December 31, 1994, and its quarterly report on Form 10-Q for the three months ended September 30, 1995.



















                      OLD KENT FINANCIAL CORPORATION
          CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                        FOR THE MONTH ENDED
     (IN THOUSANDS OF DOLLARS)                           DECEMBER 31, 1995
     Total interest income                                  $   77,807
     Total interest expense                                    (38,022)
     Net interest income                                        39,785
     Provision for credit losses                                  (636)
     Net interest income after provision
       for credit losses                                        39,149
     Total non-interest income                                  15,666
     Total non-interest expense                                (47,096)
     Income before income taxes                                  7,719
     Income taxes                                               (3,055)

          Net income                                        $    4,664

This statement reflects the registrant's first 30 days of operations immediately following the merger of GHA which occurred December 1, 1995.

Consolidated net income as shown above includes the net operating loss of $65 thousand of GHA for the month ended December 31, 1995.


























                                SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   OLD KENT FINANCIAL CORPORATION



                                   By: /S/ RICHARD W. WROTEN
                                       Richard W. Wroten
                                       Executive Vice President
                                         and Chief Financial Officer

Dated: January 17, 1996